Exhibit 10.1

AGREEMENT REGARDING PRODUCTS

Pursuant to Section 3.4(b) of that certain Importer Agreement by and between EXTRADE II, S.A. de C.V. and CROWN IMPORTS LLC dated as of January 2, 2007 (the “Importer Agreement”), the parties agree to update the list of trademarks set forth on Exhibit A to the Importer Agreement, effective on and after January 1, 2011 (the “Effective Date”), by adding those trademarks set forth on Exhibit A hereto to the list of trademarks on Exhibit A of the Importer Agreement.

Pursuant to Section 2.2 of that certain Sub-License Agreement by and between MARCAS MODELO, S.A. de C.V. and CROWN IMPORTS LLC dated as of January 2, 2007 (the “Sub-License Agreement”), the parties agree to update the list of trademarks set forth on Exhibit A to the Sub-License Agreement, effective on and after Effective Date, by adding those trademarks set forth on Exhibit A hereto to the list of trademarks on Exhibit A of the Sub-License Agreement.

Pursuant to Section 5.5 of the Importer Agreement, the parties agree to change the Prices of Products effective on and after [****], and to replace the Exhibit B to the Importer Agreement in its entirety with Exhibit B attached hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement Regarding Products on this 28th day of October, 2010, to be effective on the Effective Date.

EXTRADE II, S.A. DE C.V.	CROWN IMPORTS LLC

By: /s/ Gabriel Aponte / Margarita Hugues	By: /s/ W. Hackett

Name: Gabriel Aponte / Margarita Hugues	Name: W. Hackett

Title: Legal representatives	Title: President

MARCAS MODELO, S.A. DE C.V.

By: /s/ Margarita Hugues / Gabriel Aponte

Name: Margarita Hugues / Gabriel Aponte

Title: Legal representatives

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

ADDITIONAL TRADEMARKS

Mark	Registration No.	Date Registered

VICTORIA & Design	n/a	n/a

VICTORIA (Stylized)	n/a	n/a

EXHIBIT B

PRICING FOR PRODUCT LINE1

Prices

CORONA EXTRA (packaged in bottles)

A.	6-Pack Packaging	Per Case

	[****]	[****]

B.	12-Pack Packaging	Per Case

	[****]	[****]

C.	24-Loose Packaging [****]	Per Case [****]

[1]

Prices effective for all Product on and after [****]. The Prices set forth herein reflect the adjustments from Sections 5.2 and 5.3 of the Importer Agreement. Effective as of [****], all Prices shall be [****].

D.	24 oz Packaging	Per Case

	[****]	[****]

E.	3.2% 6-Pack Packaging – introduced in 2007 after JV formation	Per Case
	[****]	[****]

F.	3.2% 12-Pack Packaging – introduced in 2007 after JV formation	Per Case
	[****]	[****]

G.	3.2% 24 oz Packaging – introduced in 2007 after JV formation	Per Case
	[****]	[****]

H.	18-Pack Packaging – introduced in 2009	Per Unit

	[****]	[****]

I.	“Soccer Pack” (18 Pack) – introduced in 2010	Per Unit

	[****]	[****]

CORONA EXTRA (packaged in cans)

A.	12 oz Packaging (6 pack)	Per Case

	[****]	[****]

B.	12 oz Packaging (12 pack) – introduced in 2008	Per Case

	[****]	[****]

C.	3.2% 12 oz Packaging (12 pack) – introduced in 2008	Per Case

	[****]	[****]

D.	24 oz Packaging – introduced in 2009	Per Case

	[****]	[****]

CORONA LIGHT (packaged in bottles)

A.	6-Pack Packaging	Per Case

	[****]	[****]

B.	12-Pack Packaging	Per Case

	[****]	[****]

C.	24-Loose Packaging	Per Case

	[****]	[****]

D.	3.2% 6-Pack Packaging – introduced in 2008	Per Case

	[****]	[****]

E.	3.2% 12-Pack Packaging – introduced in 2008	Per Case

	[****]	[****]

F.	18-Pack Packaging – introduced in 2009	Per Unit

	[****]	[****]

CORONA LIGHT (packaged in cans)

A.	Tall Can 12-Pack Packaging – introduced in 2008	Per Case

	[****]	[****]

B.	24 oz Packaging – introduced in 2009	Per Case

	[****]	[****]

CORONA FAMILIAR (packaged in bottles)

A.	32 oz. 12-Pack Packaging – introduced in 2010	Per Unit

	[****]	[****]

NEGRA MODELO (packaged in bottles)

A.	6-Pack Packaging	Per Case

	[****]	[****]

B.	12-Pack Packaging	Per Case

	[****]	[****]

NEGRA MODELO (packaged in kegs)

A.	30L Quarter-Barrel – introduced in 2008	Per Unit

	[****]	[****]

B.	60L Half-Barrel – introduced in 2009	Per Unit

	[****]	[****]

C.	Quarter-Barrel Slim – introduced in 2009	Per Unit

	[****]	[****]

MODELO ESPECIAL (packaged in bottles)

A.	6-Pack Packaging	Per Case

	[****]	[****]

B.	12-Pack Packaging	Per Case

	[****]	[****]

C.	3.2% 6-Pack Packaging – introduced in 2008	Per Case

	[****]	[****]

D.	3.2% 12-Pack Packaging – introduced in 2008	Per Case

	[****]	[****]

MODELO ESPECIAL (packaged in cans)

A.	6-Pack Packaging	Per Case

	[****]	[****]

B.	12-Pack Packaging	Per Case

	[****]	[****]

C.	24 oz Packaging	Per Case

	[****]	[****]

D.	3.2% 12-Pack Packaging – introduced in 2008	Per Case

	[****]	[****]

E.	3.2% 24 oz. Packaging – introduced in 2009	Per Case

	[****]	[****]

F.	18-Pack Packaging – introduced in 2009	Per Unit

	[****]	[****]

G.	24-Pack Packaging – introduced in 2009	Per Case

	[****]	[****]

H.	24 oz. 3-Pack Packaging – introduced in 2009	Per Case

	[****]	[****]

MODELO ESPECIAL (packaged in kegs)

A.	30L Quarter-Barrel – introduced in 2008	Per Unit

	[****]	[****]

B.	30L Quarter-Barrel Slim – introduced in 2009	Per Unit

	[****]	[****]

C.	Half-Barrel – introduced in 2009	Per Unit

	[****]	[****]

PACIFICO (packaged in bottles)

A.	12 oz. 6-Pack Packaging	Per Case

	[****]	[****]

B.	12 oz. 12-Pack Packaging	Per Case

	[****]	[****]

C.	12 oz. 24-Loose Packaging	Per Case

	[****]	[****]

D.	24 oz Packaging	Per Case

	[****]	[****]

E.	7 oz 6-Pack Packaging – introduced in 2009	Per Case

	[****]	[****]

PACIFICO (packaged in kegs)

A.	60L Half-Barrel – introduced in 2010[2]	Per Unit

	[****]	[****]

B.	30 L Quarter-Barrel – introduced in 2011[3]	Per Unit

	[****]	[****]

PACIFICO BALLENA (packaged in bottles)

A.	32 oz. 12-Pack Packaging – introduced in 2010	Per Unit

	[****]	[****]

2 [****]

3 [****]

CORONITA EXTRA (packaged in bottles)

A.	6-Pack Packaging	Per Case

	[****]	[****]

B.	6-Pack Packaging (Beach & Palm Tree, i.e., Loose)	Per Case

	[****]	[****]

C.	3.2% 7 oz 6-Pack Packaging – introduced in 2007 after JV formation	Per Case
	[****]	[****]

D.	3.2% 7 oz Loose – introduced in 2007 after JV formation	Per Case

	[****]	[****]

CORONITA LIGHT (packaged in bottles)

A.	7oz Loose Packaging – introduced in 2008	Per Case

	[****]	[****]

VICTORIA (packaged in bottles)

A.	12 oz. 6-Pack Packaging – 2010 Chicago test market	Per Case

	[****]	[****]

VICTORIA (packaged in kegs)

A.	30L Quarter-Barrel Slim – 2010 Chicago test market	Per Unit

	[****]	[****]